Income Taxes	12 Months Ended
Dec. 31, 2025
Income Tax Disclosure [Abstract]
Income Taxes
11.	Income Taxes
Income Tax Expense
For the years ended December 31, 2025 and 2024, the Company’s pre-tax loss was entirely domestic. The Company adopted ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures, effective January 1, 2025. See Note 1 for additional information regarding the adoption of this standard.
The reconciliation of income taxes computed at the federal statutory rate to the Company’s effective income tax rate for the year ended December 31, 2025, prepared in accordance with ASC 740 as amended by ASU 2023-09, is as follows (in thousands, except percentages):

	Year Ended December 31, 2025
	Amount	%
Income tax computed at the federal statutory tax rate	$(12,221)	21.0%
Tax credits	(1,220)	2.1
Change in valuation allowance	11,966	(20.6)
Nontaxable or nondeductible items
Other non-deductible permanent items	(93)	0.2
Limitation on officer compensation	425	(0.7)
Stock compensation	1,142	(2.0)
Other	1	—

Income tax expense (benefit)	$—	—%

The reconciliation of income taxes computed at the federal statutory rate to the Company’s effective income tax rate for the year ended December 31, 2024 (prior to adoption of ASU 2023-09) was as follows (in thousands, except percentages):

	Year Ended December 31, 2024
	Amount	%
Income tax computed at the federal statutory tax rate	$(13,726)	21.0%
State and local income taxes, net of federal benefit	(4,126)	6.3
Tax credits	(4,347)	6.7
Change in valuation allowance	20,544	(31.5)
Other permanent differences	(31)	—
Stock compensation	607	(0.9)
Uncertain tax position	1,065	(1.6)
Other	14	—

Income tax expense (benefit)	$—	—%

The majority of the Company’s domestic operations are located in the state of California. The Company paid no federal, state, or foreign income taxes, net of refunds received, during the years ended December 31, 2025 and 2024.
As of December 31, 2025, the Company has not recorded any current or deferred federal, state, or foreign income tax expense or benefit due to its full valuation allowance against deferred tax assets.

Deferred Tax Assets and Liabilities
Significant components of deferred tax assets and liabilities as of December 31, 2025 and 2024 were as follows (in thousands):

	As of December 31,
	2025	2024
Deferred tax assets:
Net operating loss carryforwards	$45,574	$27,618
Research tax credits	10,124	8,313
Lease liability	13,769	13,335
Capitalized R&D	15,726	20,155
Intangible assets	39	44
Other, net	2,268	2,637

Total deferred tax assets	87,500	72,102
Less valuation allowance	(75,150)	(58,844)

Net deferred tax assets	12,350	13,258
Deferred tax liabilities:
ROU asset	(12,259)	(13,169)
Property and equipment	(91)	(89)

Total deferred tax liabilities	(12,350)	(13,258)

Net deferred tax assets	$—	$—

Valuation Allowance
Activity in the valuation allowance for the years ended December 31, 2025 and 2024 was as follows (in thousands):

	Year Ended December 31,
	2025	2024
Balance, beginning of period	58,844	38,323
Charged to federal income tax expense	11,966	14,047
Charged to state income tax expense	4,324	6,497
Charged (credited) to other comprehensive loss	16	(23)

Balance, end of period	75,150	58,844

Net Operating Loss and Credit Carryforwards
The Company has established a full valuation allowance against its net deferred tax assets due to uncertainty regarding realization. In assessing the need for a valuation allowance, management considered the Company’s history of cumulative pre-tax
losses, the lack of sufficient taxable income in prior carryback periods, the limited existence of taxable temporary differences, and the uncertainty surrounding future taxable income.
During 2025 and 2024, total deferred tax assets, net of deferred tax liabilities, increased by approximately $16.3 million and $20.5 million, respectively. Due to the full valuation allowance position, the Company’s valuation allowance increased by a corresponding amount in each period.

As of December 31, 2025 and 2024, federal net operating loss (“NOL”) carryforwards, state NOL carryforwards, and research and development tax credit carryforwards consisted of the following (in thousands):

	As of December 31,
	2025	2024
Federal NOL carryforwards	$161,402	$91,864
State NOL carryforwards	$231,270	$183,313
Federal research and development tax credit carryforwards	$9,294	$7,667
State research tax credit carryforwards	$5,850	$4,853
Federal net operating loss carryforwards are subject to potential limitations under Section 382 of the Internal Revenue Code of 1986, as amended (“IRC”). Certain state NOL carryforwards begin to expire in 2038. Federal research tax credits begin to expire in 2040, while unused state credits carry forward indefinitely.
Section 382 Limitations
Pursuant to IRC Sections 382 and 383, the Company’s ability to use its NOL and research tax credit carryforwards to offset future taxable income may be limited if the Company experiences a cumulative change in ownership of more than 50% within a three-year testing period. The Company has not completed an ownership change analysis pursuant to IRC Section 382. If ownership changes within the meaning of IRC Section 382 are identified as having occurred, the amount of NOL and research tax carryforwards available to offset future taxable income and income tax liabilities in future years may be significantly reduced, restricted, or eliminated. The Company has also not performed a formal research and development credit study with respect to these credits. As such, the amount of such credits may be reduced in the future should the Company complete such a study. Moreover, deferred tax assets associated with such NOLs and research tax credits could be significantly reduced upon realization of an ownership change within the meaning of IRC Section 382.
Recent Tax Legislation
On July 4, 2025, the reconciliation bill commonly referred to as the One Big Beautiful Bill Act (“OBBBA”) was signed into law in the United States. The OBBBA includes a broad range of tax reform provisions affecting U.S. corporate income taxation. Certain provisions became effective beginning in 2025, including an elective deduction for domestic research and development expenditures, reinstatement of 100% first-year bonus depreciation, and repeal of the fiscal year-end
requirement for certain
non-U.S.
corporations. Other provisions of the OBBBA will become effective in 2026 and subsequent years, including a more favorable tax rate applicable to Foreign-Derived Deduction Eligible Income and income from
non-U.S.
subsidiaries (Net CFC Tested Income).
Due to the Company’s full valuation allowance on deferred tax assets, the enactment of the OBBBA did not have a material impact on the Company’s financial statements for the year ended December 31, 2025, other than the reclassification of certain deferred tax assets and liabilities.
There are no accruals for interest or tax penalties in the accompanying balance sheets, and the Company has not recognized any such interest or tax penalties in the accompanying statements of operations and comprehensive loss. Although it is not currently under a tax examination, all of the Company’s tax years remain open to audit in all of the tax jurisdictions in which it operates due to the Company’s net operating losses carryforwards.

Uncertain Tax Benefits
Activity related to the Company’s gross unrecognized tax benefits for the years ended December 31, 2025 and 2024 was as follows (in thousands):

	Year Ended December 31,
	2025	2024
Balance at beginning of period	$9,212	$8,048
Increase related to current year positions	656	1,164

Balance at the end of the year	$9,868	$9,212

The Company recognizes interest and penalties related to uncertain tax positions as a component of income tax expense. As of December 31, 2025 and 2024, the Company had no accrued interest or penalties.
The Company is not currently under examination by any taxing authority. Due to the existence of net operating loss carryforwards, all tax years remain open to examination in the jurisdictions in which the Company operates.